Filed Pursuant to Rule 497(e)
Registration No. 33-30139
THE GABELLI VALUE FUND INC.
(the “Fund”)
Supplement dated June 30, 2011
to the Fund’s Class A, B, C and I Shares Prospectus dated April 29, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Fund have not changed.
The following sub-heading replaces a similar sub-heading under the “Purchase of Shares” section on page 18 of the Fund’s Class A, B, C and I Shares Prospectus:
Additional Purchase Information for Class A Shares, Class B Shares, Class C Shares, and Class I Shares
The following paragraph has been inserted on page 19 of the Fund’s Class A, B, C and I Shares Prospectus under the paragraph entitled “Telephone or Internet Investment Plan” under the sub-heading “Additional Purchase Information for Class A Shares, Class B Shares, Class C Shares, and Class I Shares” in the “Purchase of Shares” section:
Voluntary Conversion. Shareholders who currently hold Class A Shares and are eligible to purchase Class I Shares may convert existing Class A Shares to Class I Shares of the same fund through their dealer if the dealer has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (“IRS”), this voluntary conversion of Class A Shares to Class I Shares is not treated as a taxable event.